SA FUNDS – Investment Trust
SA U.S. Fixed Income Fund	SA International Value Fund
SA Global Fixed Income Fund	SA International Small Company Fund
SA U.S. Core Market Fund	SA Emerging Markets Value Fund
SA U.S. Value Fund	SA Real Estate Securities Fund
SA U.S. Small Company Fund	(each a “Fund,” and collectively, the “Funds”)

Supplement dated October 15, 2018 to the
Prospectus and Statement of Additional Information of each Fund, each dated October 29, 2017, as amended

Loring Ward Holdings Inc., the parent company of LWI Financial Inc. (“LWI”), the investment adviser to the Funds, has agreed to be acquired by Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms that includes The Buckingham Family of Financial Services (the “Transaction”). Following the closing of the Transaction, LWI will join with an existing Focus subsidiary, BAM Advisor Services, LLC (“BAM”), which is part of The Buckingham Family of Financial Services. The closing of the Transaction is expected to be completed in the fourth quarter of this calendar year; however, the closing of the Transaction is subject to certain conditions, and there can be no assurance that the Transaction will be completed as planned or that the necessary conditions will be satisfied. If successful, the closing of the Transaction will result in a change of control of LWI (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the current Investment Advisory and Administrative Services Agreement between LWI and the Funds and the current Sub-Advisory Agreement between Dimensional Fund Advisors LP (“DFA”), the investment sub-adviser to the Funds and LWI (collectively, the “Advisory Agreements”), each contain a provision that each Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will cause the assignment of each of the Advisory Agreements and result in the automatic termination of each of the Advisory Agreements.

The Transaction is not expected to result in any material change in the day-to-day management of the Funds. LWI’s business is expected to continue to operate under BAM using the Loring Ward name. The Board of Trustees of the Funds (the “Board”) will consider the approval of an interim investment advisory agreement with BAM and interim sub-advisory agreement with DFA (collectively, the “Interim Advisory Agreements”) with respect to the Funds that will take effect immediately upon the closing of the Transaction. In reliance upon applicable rules under the 1940 Act, BAM and DFA will be permitted to provide investment advisory services to the Funds under the Interim Advisory Agreements for up to 150 days following the closing of the Transaction, and may do so without having received the prior approval of shareholders of the Funds. The terms and conditions of the Interim Advisory Agreements are identical in all material respects to the relevant current Advisory Agreements, including the rate of the investment advisory and sub-advisory fees for each of the Funds. Each Interim Advisory Agreement may be terminated prior to the completion of its 150 day term, including in the event that shareholders of each Fund approve the New Advisory Agreements (defined below).

At an in-person meeting to be held prior to the anticipated closing of the Transaction, the Board will consider the approval of new investment advisory agreements with BAM and sub-advisory agreements with DFA (the “New Advisory Agreements”) with respect to the Funds. If approved by the Board, the New Advisory Agreements would also need to be approved by shareholders of each Fund at a special meeting of shareholders (the “Special Shareholder Meeting”), at which the Funds’ shareholders will be asked to consider the approval of the New Advisory Agreements (among other items, if any, as described in a forthcoming proxy statement). The terms and conditions of the New Advisory Agreements are expected to be identical in all material respects to the Advisory Agreements, including the rate of the investment advisory and sub-advisory fees for each of the Funds. Under both the Interim Advisory Agreements and the New Advisory Agreements, there will not be any material changes to the Funds’ respective investment objectives and principal investment strategies.

More detailed information about the Change of Control and the proposal(s) to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote to avoid the additional expense to the Funds of any future solicitations. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.